SUPPLEMENT DATED MAY 30, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS —

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

CLASS A, CLASS B, CLASS C, CLASS R and ADVISOR CLASS SHARES

DATED AUGUST 1, 2017

This supplement revises the Pacific Funds Portfolio Optimization Conservative summary prospectus dated August 1, 2017, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes described in this supplement are currently in effect, unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added alphabetically to the Principal Risks from Holdings in Underlying Funds subsection:

•                  Sector Risk: An Underlying Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If an Underlying Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

In addition, the following risk is removed from the Principal Risks from Holdings in Underlying Funds subsection:

•                  Floating Rate Loan Risk